OPPENHEIMER MIDCAP FUND/VA

Supplement dated March 1, 2010 to the

Prospectus and Statement of Additional Information dated April 30, 2009

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer MidCap Fund/VA (the "Fund"), each dated April 30, 2009, and replaces the supplement dated June 30, 2009. As of April 30, 2010:

1.      The Fund will change its name to “Oppenheimer Small- & Mid-Cap Growth Fund/VA.”

2.     The first full paragraph on the cover page of the Prospectus will be deleted in its entirety and replaced by the following:

Oppenheimer Small- & Mid-Cap Growth Fund/VA is a mutual fund that seeks capital appreciation by investing in "growth type" companies. It currently emphasizes investments in common stocks of companies that, at the time of purchase, are within the range of the market capitalization of the smallest company included in the Russell 2000(R) Growth Index and the largest company included in the Russell Midcap(R) Growth Index. Prior to April 30, 2010, the Fund's name was Oppenheimer MidCap Fund/VA.

3.     The first two paragraphs in the section titled "The Fund's Main Investment Strategies," on page 3 of the Prospectus, will be deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in equity securities, such as common stocks of U.S. companies that the portfolio manager expects to have above-average growth rates. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of "small-cap" and "mid-cap" companies. A company's "market capitalization" is the total value of its outstanding common stock. Relative to other companies, a company may be classified as small-cap, mid-cap or large-cap. The Fund defines small-cap and mid-cap companies as those companies that are within the range of market capitalizations of the Russell 2000(R) Growth Index and the Russell Midcap(R) Growth Index, respectively. This range is subject to change daily due to market activity and changes in the composition of those indices. The Fund measures a company's capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer's capitalization moves outside of the Fund's definition of small- and mid-cap issuers.

Under normal market conditions, the Fund can invest up to 20% of its net assets, plus borrowings for investment purposes, in stocks of companies in other market capitalizations, if the Manager believes they offer opportunities for growth.

4.     The first bullet point in the section "How the Portfolio Manager Decides What Securities to Buy or Sell," beginning on page 3 of the Prospectus, will be deleted in its entirety.

5.     The second bulleted paragraph under the section titled "Do the Funds Have Any Restrictions That Are Not Fundamental?," on page 42 of the Statement of Additional Information, will be deleted in its entirety and replaced by the following:

o     Effective April 30, 2010, Small- & Mid-Cap Growth Fund/VA has also adopted the following non-fundamental policy: Under normal market conditions, as a non-fundamental policy, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of “small-cap” and “mid-cap” companies. This non-fundamental policy will not be changed without first providing 60 days’ written notice to shareholders.

March 1, 2010                                                                                                                                                       PS0620.008